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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549
                                    ____________

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


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Date of Report (Date of earliest event reported): March 10, 1998 (December 15, 1997)
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                             Consolidated Stainless, Inc.
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                (Exact name of registrant as specified in its charter)

                                  Ronald J. Adams
                                     President
                            Consolidated Stainless, Inc.
                              1601 East Amelia Street
                               Orlando, Florida 32803

          Delaware                      000-22690              59-1669166
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(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification Number)

1601 East Amelia Street, Orlando, Florida                     32803
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (407) 896-4000
                                                    --------------

                                      Copy to:
                              Peter W. Rothberg, Esq.
                 Greenberg Traurig Hoffman Lipoff  Rosen & Quentel
                                  200 Park Avenue
                              New York, New York 10166
                                  (212) 801-9200

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(Former Name or Former Address, if Changed Since Last Report)

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Item 3.  BANKRUPTCY OR RECEIVERSHIP.

     On December 15, 1997, Consolidated Stainless, Inc. (the "Company") filed for relief under Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sections 101-1330) in the United States Bankruptcy Court for the District of Delaware, Case No. 97-2593 (the "Bankruptcy Filing"). In connection with the Bankruptcy Filing, the Company entered into a debtor-in-possession financing arrangement with Mellon Bank, N.A., which is secured by the assets of the Company.

     On December 16, 1997, the Company issued a press release relating to the Bankruptcy Filing, the text of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS.

          99.1.     Text of Press Release dated December 16, 1997.


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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CONSOLIDATED STAINLESS, INC.
                                                    (Registrant)


Date: March 10, 1998                         By: /s/ Burton R. Chasnov
                                                --------------------------------
                                                Burton R. Chasnov,
                                                Chief Financial Officer


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                                    EXHIBIT INDEX

Exhibit Number                     Description
--------------                     -----------
99.1.                              Text of Press Release dated December 16,
                                   1997.


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